Exhibit 10.1 57

FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION-

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				PAGE OF PAGES
1 | 3
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.,		5. PROJECT NO. (If applicable)
P00049		09/01/2017	See Schedule
6. ISSUED BY	CODE	[**Redacted**]	7. ADMINISTERED BY (If other than Item 6)	CODE	[**Redacted**]
[**Redacted**]			[**Redacted**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) DIGITALGLOBE, INC. ATTN: [**Redacted**] 1300 W 120TH AVENUE WESTMINSTER CO 80234			9A. AMENDMENT OF SOLICITATION NO.
98. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
CODE 1CGQ7		FACILITY CODE	10B. DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers                                      ☐ is extended.     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Not Applicable
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43 .103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
X	FAR 43.103(a) (3)
E. IMPORTANT:	Contractor ☒ is not. ☐ is required to sign this document and return copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax  ID Number:     31-1420852

DUNS Number:    789638418

The purpose of this modification is to extend, at no additional cost, the period of performance for contract line item (CLIN) 0605 Physical Media Delivery and CLIN 0605 System Engineering Services Support by one (1) month each (reference NGA and DigitalGlobe, Inc. Emails dated 08 – September – 2017).  The total value and obligated funding of the Contract remain unchanged.

Accordingly, the Contract is modified as follows:

1.   For CLIN 0605 Physical Media Delivery, the period of performance is extended by 1-month

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**Redacted**]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA [**Redacted**]	16.C. DATE SIGNED [**Redacted**]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00049	PAGE	OF
		2	3

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

2. For CLIN 0606 System Engineering Services Support, the period of performance is extended by 1-month through 30-September-2017.

Delivery: 09/30/2017

Discount Terms:

Net 30

Delivery Location Code:

[**Redacted**]

[**Redacted**]

Payment:

[**Redacted**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2018

Change Item 0605 to read as follows (amount shown is the obligated amount):

0605

Commercial Satellite Imagery - Physical Media Delivery.

Award Type: Indefinite-quantity

Min. Qty: N/AI Max. Quantity: N/A

Min. Amt: N/AI Max. Amount:    [**Redacted**]

Minimum Guaranteed: N

CLIN VALUE: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2016 to 09/30/2017

Change Item 060501 to read as follows (amount

shown is the obligated amount):

[**Redacted**]
060501

Commercial Satellite Imagery - Physical Media

Delivery Funding

Award Type: Indefinite-quantity

Min. Qty: N/A Max. Quantity: N/A

Min. Amt: [**Redacted**]

Max. Amount: [**Redacted**]

Minimum Guaranteed: N

CLIN VALUE: [**Redacted**]

Continued ...

[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00049	PAGE	OF
		3	3

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Period of Performance: 09/01/2016 to 09/30/2017

Change Item 0606 to read as follows (amount shown is the obligated amount):

0606

Commercial Satellite Imagery - System Engineering Services Support.

Award Type: Time-and-materials

CLIN VALUE: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2016 to 09/30/2017

Change Item 060601 to read as follows (amount shown is the obligated amount):

[**Redacted**]
060601

System Engineering Services Support. Funding for RDT&E task (s) as directed

Award Type: Time-and-materials

CLIN VALUE: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2016 to 09/30/2017

[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED